Corporate Overview February 2017 Exhibit 99.1

This presentation, the accompanying modules, and in each case the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, the accompanying modules, and in each case the oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “or potentially,” or by the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation, the accompanying modules, and in each case the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to initiate or enroll clinical trials, and our ability to make regulatory filings and obtain and maintain regulatory approvals for roxadustat, pamrevlumab, and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience, or clinical and pharmaco-economic benefits of our product candidates, commercial opportunities, including potential market sizes and segments, the potential markets for any of our product candidates, our ability to develop commercial functions, or our ability to operate in China, expectations regarding clinical trial data, including all of the foregoing as it pertains to our collaboration partners AstraZeneca, AB, and Astellas Pharma Inc., including cost-sharing, our results of operations, cash needs, financial condition, liquidity, prospects, growth, and strategies, the industry in which we operate, and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, the accompanying modules, and in each case the oral commentary. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

Investment Highlights: Late-Stage Pipeline and Roxadustat Late-stage first-in-class therapeutics targeting multiple indications and multi-billion dollar markets Roxadustat: Oral HIF-PH Inhibitor in WW Phase 3 development Potential safety advantages over ESAs Anemia in CKD patients and in cancer patients Phase 3 trials CKD Anemia in four regulatory pathways China, U.S., EU, Japan Positive China Phase 3 topline data reported in early 2017 Partnered with Astellas (Europe and other territories, Japan) and AstraZeneca (U.S./ROW, China)

Investment Highlights: Pamrevlumab and Corporate Pamrevlumab: Disease-modifying anti-CTGF antibody Fibrotic disease therapeutic with multiple potential indications Idiopathic pulmonary fibrosis (IPF) Pancreatic cancer Duchenne Muscular Dystrophy (DMD) Monotherapy and/or combination cancer therapy Strong balance sheet, near-term cash flow, and retain long term revenue potential Q3 2016 cash balance of ~$356.8M >$800M in upfront and milestone partner payments received to date R&D reimbursed by partners globally; 50-50 cost-sharing in China Significant participation in roxadustat product sales (≥20%)

HIF PLATFORM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Roxadustat (HIF-PH Inhibitor for CKD anemia) United States / Europe China Japan Our Platforms and Product Portfolio FIBROTIC DISEASE PLATFORM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 FG-3019 (Anti-CTGF Antibody) Idiopathic Pulmonary Fibrosis Pancreatic Cancer Duchenne Muscular Dystrophy Biosynthetic Cornea PILOT PIVOTAL FG-5200 (Corneal Blindness)1 ¹ 5-year POC study in 10 patients completed; filed as device in China. Wholly-owned therapeutic Partnered Wholly-owned Medical Device

Roxadustat (FG-4592)

LOW OXYGEN (e.g., High Altitude) HIFα ROXADUSTAT HIFβ HIFα HIF-PH1 Enzymes HIF-PH Enzymes NORMAL OXYGEN ✕ Degradation HIFα Roxadustat Transiently Stabilizes HIFα Gene Transcription HIFα Degrades Rapidly EPO Within or Near Physiological Range RBC Production Hepcidin Levels Iron Transport to Bone Marrow and Hemoglobin (Hb) Synthesis Iron Absorption Activates RBC Production via Natural Pathway HIFα 1hypoxia-inducible factor prolyl hydroxylase (HIF-PH)

Anemia Treatment and ESA Limitations

FIBROGEN

ESAs[1]: Current SOC



$8.6B Global Sales

- Intravenous/subcutaneous
- Doses well above physiologic range required
- IV iron required in dialysis

ESA Safety Issues

- Major cardiac AEs
- Tumor progression
- Mortality and anaphylaxis risks with IV iron[3]

Post-FDA Actions: ESA Declining but Substantial


Mean EPO/ Week (IUs) as of Dec 31
25,000
20,000
15,000
10,000
5,000
0
2006
2007
2008
2009
2010
2011
ESA Utilization
Revised Label March 2008
Higher Dosages Shorten Survival and/or Time to Tumor Progression
March 2010
REMS2 Implemented
January 2011
ESA added to ESRD bundling
Black Box Warning March 2007
WARNING: ESAs INCREASE THE RISK OF DEATH, MYOCARDIAL INFARCTION, STROKE, VENOUS THROMBOEMBOLISM, THROMBOSIS OF VASCULAR ACCESS AND TUMOR PROGRESSION OR RECURRENCE
ESA Revised Label July 2011
CHRONIC KIDNEY DISEASE
"In controlled trials, patients experienced greater risks for death, serious adverse cardiovascular reactions, and stroke when administered ESAs to target a Hb level of greater than 11 g/dL."
"No trial has identified a Hb target level, ESA dose, or dosing strategy that does not increase these risks."
"Use the lowest dose that will maintain a Hb level sufficient to reduce the need for RBC transfusions."

[1] Erythropoiesis-stimulating agents such as Epogen®, Aranesp® and Procrit®.
[2] Risk Evaluation and Mitigation Strategies. FDA can require a sponsor to implement REMS if the agency determines that safety measures above and beyond product labeling are needed.
[3] GR Bailie et al., Association between IV iron dose and mortality: the DOPPS, Kidney International, 2014.

8

1 Cmax data for roxadustat estimated for a subset of 243 patients who achieved Hb response and were dosed at expected therapeutic doses. 2 Milledge & Cotes (1985) J Appl Physiol 59:360. 3 Goldberg et al. (1993), Clin Biochem 26:183, Maeda et al. (1992) Int J Hematol 55:111. 4 Kato et al. (1994) Ren Fail 16:645. 5 Based on Flaherty et al. (1990) Clin Pharmacol Ther 47:557. EPO Cmax (mIU/mL) Altitude2 Blood Loss3 Pulmonary Edema4 0.99 1.20 1.60 20 44 93 0.16 3.86 Dose Distribution by Percentile mg/kg/dose Min 25% 50% 75% Max Dose Distribution by Percentile (DOPPS Q4, 2011) U/kg/dose TIW 25% 50% 75% 95% 197 Effective With eEPO Within or Near Physiological Range ROXADUSTAT1 (Target Hb 11 to 13 g/dL) PHYSIOLOGICAL ADAPTATION (U.S. ESA Label: Hb 10 to 11 g/dL) ESA5

Phase 2 Program Clinical Results Hb correction Regardless of inflammation No IV iron supplementation required Potential to avoid high-dose ESA risk Favorable safety profile vs. ESAs No hypertensive effect No thrombocytosis Other effects observed Reduced hepcidin Reduced cholesterol Optimal dosing regimen for correction and maintenance Dose titration Weight-based dosing Anemia correction in NDD-CKD and DD-CKD patients Anemia correction in incident dialysis patients Maintains hemoglobin levels upon conversion from ESA 1 Including Phase 2 dialysis and non-dialysis studies conducted in Japan by partner Astellas* 8 Completed1 Phase 2 Studies Patient Population # of Patients Treatment Duration 017 ─ US NDD-CKD 116 4 weeks 041 ─ US NDD-CKD 145 16, 24 weeks 047 ─ China NDD-CKD 91 8 weeks *CL-303 ─ Japan NDD-CKD 107 24 weeks 040 ─ US Stable dialysis 161 6, 19 weeks 053 ─ Global Incident dialysis 60 12 weeks 048 ─ China Stable dialysis 96 6 weeks *CL-304 ─ Japan Dialysis 130 24 weeks

Global Phase 3 Program 4 Regulatory Pathways U.S./EU Global Phase 3 with target 2018 NDA submission Astellas Japan Phase 3 (4 DD-CKD; 2 NDD-CKD): all studies underway FibroGen China Phase 3 (1 DD-CKD; 1 NDD-CKD): topline data reported in early 2017 *AST’s Dolomite CL-610 NDD-CKD, darbepoetin comparator, for EU reimbursement; ongoing Dialysis Studies Initial N Enrollment Status Himalayas – FG Incident dialysis 063 750 Ongoing (N exceeded initial target) Sierra – FG Stable dialysis 064 600 Ongoing (N exceeded initial target) Rockies – AZ Dialysis 002 1425 Ongoing Pyrenees – AST Stable dialysis CL-613 750 Completed Dialysis Total 3525 Non-Dialysis Studies Initial N Enrollment Status Andes – FG 060 600 Ongoing (N exceeded initial target) Olympus – AZ 001 2600 Ongoing Alps – AST CL-608 600 Completed Non-dialysis Total 3800

Primary Assessment period Subjects Arm 204 Roxadustat 26 weeks 100 ESA 52 weeks 101 Roxadustat 8 weeks 50 Placebo Total 2 Studies: 305 Roxadustat 150 455 Non-dialysis (Naïves) Dialysis (Conversion & Maintenance) 100 Roxadustat Roxadustat China Phase 3 Studies – Primary Endpoints Met 808 Study 806 Study 8 weeks 26 weeks Commercial Opportunity Dialysis-CKD: ~400,000 patients; ~equal to U.S.; double-digit Y/Y growth rate since 2011 NDD-CKD: large patient population, severe anemia, limited treatment CKD anemia: “severe disease” reimbursement classification AZ with strong presence in China; will lead marketing, sales, and distribution First launch anticipated in China Class 1 domestic applicant NDA submission: 3Q 2017 FIBROGENCHINA 珐博进(中国)医药技术开发有限公司

Roxadustat – More Efficacious Than Kirin EPO (Active Control) in Maintaining Hb levels in Stable CKD-Dialysis Patients (Study 806)

FIBROGEN

Roxadustat further corrects and maintain Hb (g/L) in stable CKD-dialysis patients



Treatment Group
FG-4592 (N=204)
Epoetin Alfa (EPO) (N=100)
Mean of Hemoglobin(Hb)(g/L)
135
130
125
120
115
110
105
100
95
90
BL
2
3
4
5
7
9
11
13
15
17
19
21
23
25
26
27
23 - 27
Visit (Week)
Figure 14.2-2.1a

Primary Endpoint:
Mean change in Hb from baseline, averaged over Weeks 23-27.

PPS **Mean (SD) Hb Values** (g/dL)	**Roxadustat** (n=196)	**Kirin EPO** (n=98)
Baseline	10.4 (0.7)	10.4 (0.7)
Week 23-27	11.2 (0.9)	10.9 (0.8)
Change from baseline	0.75 (1.1)	0.46 (1.0)
Treatment difference LS Mean (SE) [CI]*	0.26 (0.12) [0.02, 0.5]	
P-value/superiority comparison	0.0368	

Primary Endpoint

- **Non-inferiority** : roxadustat met the pre-defined non-inferiority criterion.
- **Superiority**: roxadustat achieved a greater increase in Hb level than did Kirin EPO in PPS analysis.

Kirin EPO – active comparator used in study 806

- Premium priced vs. local EPO
- Imported product from Kirin, Japan, sold by Kyowa Hakko Kirin
- Regarded as premium product
- Used by only 6.6% of patients prior to study; the rest used local Chinese EPO

13

Roxadustat Corrects Anemia In CKD-NDD Patients (Study 808) Mean (SD) Hb Values (g/dL) Roxadustat (n=101) Placebo (n=50) Baseline Hb mean (SD) 8.9 (0.8) 8.9 (0.7) Week 7-9 Hb, mean (SD) 10.8 (1.4) 8.5 (0.98) Change in Hb from baseline 1.9 (1.2) -0.4 (0.8) Difference (SE), P-value 2.25 (0.19); p<0.00001 Primary Efficacy Endpoint Mean change in Hb, averaged over Weeks 7-9, from baseline Secondary Endpoints Cumulative proportion of patients who achieved a Hb response (Hb increase ≥1.0 g/dL from baseline) in the first eight weeks (by Week 9) Roxadustat (n=101) Placebo (n=50) P-value 84.2% 0% p<0.00001 Proportion of patients with mean Hb ≥10.0 g/dL, averaged over Weeks 7-9 Roxadustat (n=101) Placebo (n=50) P-value 67.3% 6.0% p<0.00001 Hb (g/L) Over Time

Global Phase 3 Development Program

FIBROGEN

STUDY #	COMPARATOR	TARGET #	LOCATIONS	CHINA	EUROPE	U.S	SPONSOR
Phase 3 Trials in Process							
Stable Dialysis							
CL-0613	Epoetin α/Darbe	750	EU, MEA3		36+ wks	52+ wks	Astellas
FG-064	Epoetin α	Up to 750	US+/-Global		36+ wks	52+ wks	FibroGen
FG-806	Epoetin α	300	China	26-52 wks			FibroGen
Stable/Incident Dialysis							
FG-063	Epoetin α	750 (+150)	Global		36+ wks	52+ wks	FibroGen
AZ-002	Epoetin α	1425	Global			52+ wks	AZ
Non-Dialysis							
FG-060	Placebo	600 (+300)	US, LA[2], APAC[3]		36+ wks	52+ wks	FibroGen
CL-0608	Placebo	450-600	EU, MEA[4]		36+ wks	52+ wks	Astellas
FG-808	Placebo	150	China	26-52 wks			FibroGen
AZ-001	Placebo	~2,600	Global			52+ wks	AZ
EU Reimbursement Study							
CL-0610	Darbepoetin	570	EU, MEA		36+ wks	N/A	Astellas

[1]Plan to support US regulatory approval with 7 studies (4 DD and 3 NDD), 5 of which (3DD and 2 NDD, highlighted) will also be used in the European package that contains a total of 6 studies (3 DD and 3 NDD)
[2]LA - Latin America; [3]APAC - Asia-Pacific; [4]MEA - Middle East & Africa

* Phase 3 program additionally includes six Phase 3 studies in Japan sponsored by partner Astellas (not listed)

15

Roxadustat Has Potential to Address Unmet Need in Multiple Markets

FIBROGEN

Secondary CKD → DIABETES, HYPERTENSION

	CKD		DIABETES	HYPERTENSION	CANCER	INFLAMMATORY
Disease	Dialysis	Pre-Dialysis	36% Anemic[1]	20% Anemic[1]	Myelodysplasia Chemotherapy Induced Anemia	IBD, Lupus, RA, etc.
Limitations on ESA Treatment	FDA Safety Issues		Not Referred to Nephrologists 'Delayed Referral'		Safety Issues (Higher ESA doses required v CKD) Transfusion Mkt	ESAs Not Demonstrated to Work
Clinician	Nephrologist Where ESA Is Avail Now		Endocrinologist/ Diabetologist	Cardiologist/ Internist	Oncologist	GI/Rheumatologist/ Internist

US



CHINA, ASIA, ex-Japan



Generic ESAs

JAPAN

Partnered with Astellas

EU, CIS



Costly Treatment

[1] FibroGen estimate

16

Potential Multiple Global, Multi-Billion Dollar Markets for Anemia

FIBROGEN

Secondary CKD: DIABETES, HYPERTENSION

	CKD	DIABETES	HYPERTENSION	CANCER	INFLAMMATORY
Disease	Dialysis / Pre-Dialysis	36% Anemic[1]	20% Anemic[1]	Myelodysplasia Chemotherapy-Induced Anemia	IBD, Lupus, RA, etc.
Roxadustat Market Opportunity	1 **Existing Market:** Superiority to ESAs	2 **New Market:** First-in-Class Oral Therapy in Secondary CKD		3 **Re-Establish Market:** Safer Option	4 **New Market:** Treat in Presence of Inflammation
Clinician	Nephrologist Where ESA Is Avail Now	Endocrinologist/ Diabetologist	Cardiologist/ Internist	Oncologist	GI/Rheumatologist/ Internist

US



CHINA, ASIA, ex-Japan

5 **Mainly New Market:** Opportunity to Become Standard of Care for Serious Unmet Need

JAPAN

EU, CIS



6 **Existing and New Markets:** Cost Effective

[1] FibroGen estimate

17

Expanding into Oncology-Related Anemias China Significant unmet need in oncology-related anemias Anemia associated with MDS and chemotherapy-induced anemia Severe blood shortage in China CFDA reviewing CTA for MDS anemia placebo-controlled Phase 2/3 study U.S. FDA accepted Phase 3 study IND for anemia in MDS patients Anticipate trial initiation in Q2 2017

Roxadustat Global Anemia Partnerships $ Millions JAPAN, EU, ETC. U.S., CHINA, ROW Payments Received to Date Equity Investment in FibroGen $81 $20 $101 Upfront, Non-Contingent $360 $402 $762 Development & Reg. Milestones $543 $571 $128 Commercial Milestones $15 $653 $0 POTENTIAL TOTAL $918M $1,626M $890M of $2,544M Low 20% (Astellas) – Low-Mid 20% (AZ) Transfer Price (AST) Net Sales Royalty/Transfer Price (AZ) FibroGen R&D Costs Reimbursed, ex-China Commercial Costs Covered by Partners, ex-China PAYMENTS TO FIBROGEN CHINA PARTNERSHIP 50% Profit Sharing 50% Development and Launch Costs DEVELOPMENT FUNDING LAUNCH FUNDING

Pamrevlumab (FG-3019)

Central Role of Connective Tissue Growth Factor (CTGF) in Fibrosis LEADERSHIP IN FIBROSIS CELLULAR RESPONSES FIBROSIS CANCER IPF DMD Cirrhosis Cardiovascular disease Target Diseases Pancreatic cancer Squamous cell lung cancer Melanoma LPA TGFβ IL-13 PDGF FGF VEGF CTGF FG-3019 Myofibroblast Activation ECM Deposition and Remodeling De-differentiation Proliferation Survival Motility and Invasion

IPF, Pancreatic Cancer, and DMD Completed Phase 2 in advanced disease Positive data on median survival and one-year survival Ongoing Phase 2 locally advanced inoperable disease; data in Q1 2017 Randomized (pamrevlumab + gemcitabine + nab-paclitaxel) vs. (gemcitabine + nab-paclitaxel) Treatment duration six months, target N=42 Key endpoints: evaluate conversion rate to operable state, surgical margin (cancer removal), survival PANCREATIC CANCER Ongoing open-label study in non-ambulatory patients Treatment duration 52 weeks, N=22 Key endpoints: change in FVC (% pred) and other measures of pulmonary function, measures of upper body muscle function, and cardiac MRI DMD Completed open-label Phase 2 Reversal of fibrosis, stable or improved fibrosis by HRCT, correlating to FVC data, also observed in extension study beyond 48 weeks Well tolerated Ongoing Phase 2 (enrollment completed), data Q3 2017 Randomized placebo-controlled trial (48 weeks), N=103 Sub-study: combination with pirfenidone or nintedanib (24 weeks), N=57 Key endpoints: change in FVC from baseline; fibrosis by HRCT IPF

Improved Fibrosis Shown in Preclinical Data and Open-Label Phase 2 Study Improved / Stable Fibrosis Correlates with Improved Lung Function Improved/ Stable Fibrosis Worse Fibrosis Reversal of Lung Fibrosis by HRCT at Week 48 Improved/Stable 35% Subject NORMAL Hounsfield Units Increasing Fibrosis Reversal of Fibrosis by Histology WEEK 18 Two Weeks of FG-3019 WEEKS 16 Pre-Treatment Week Post-Irradiation 16 20 0 -600 -500 -400 -300 -200 P<0.001 P<0.001 * * * * * * * 4 8 12 24 28 32 36 40 44 48 52 Control FG-3019 FG-3019 Radiation-Induced Mouse Model of Lung Fibrosis Phase 2A IPF Clinical Trial Reversal of Fibrosis by Micro-CT Imaging * FG-3019 vs placebo (p≤ 0.05)

IPF Opportunity Orphan disease: U.S. prevalence 106,400 (2014); ~120,800 (2019) 1 Progressive disease can result in irreversible loss of lung function with high morbidity and mortality rates Median survival of 3-5 years following diagnosis Pirfenidone and nintedanib approved by FDA in 2014 and EMA in 2011 (pirfenidone) and 2015 (nintedanib): Slow pulmonary function loss Modest effect on slowing disease progression No demonstration of reversal Require management of side effects 1Decision Resources 2015

IPF Development Progress Ongoing Phase 2 trial Completed enrollment Placebo-controlled portion of study with 103 patients Sub-study combining pamrevlumab with pirfenidone or nintedanib Expect topline data for both study arms in third quarter Presented data from open-label extension study at ICLAF 2016 No safety issues observed during prolonged treatment 37 patients initially enrolled from the original open label Phase 2 study Some patients treated for up to five years Improved or stable pulmonary function and stable fibrosis observed during initial trial and seen in first year of extension study

Relationship of One-Year Survival to Dose Percent One-Year Survival Rate Dose-related increase in survival Day 15 minimum FG-3019 plasma level ≥ 150 µg/mL 2x Median survival (9.4 vs. 4.8 months) (p=0.025) 3x One-year survival (37% vs. 11%) (p=0.01) Phase 2 Dose-Dependent Survival in Advanced Pancreatic Cancer Relationship of Survival to FG-3019 Day-15 Plasma Levels Percent Overall Survival Overall Survival Time (Months) FG-3019 in Combination with Gemcitabine and Erlotinib (N=75) 22.5 35 45 25 15 10 3 17.5 KEY FINDINGS Weekly mg/kg Biweekly mg/kg FG-3019 > 150 μg/mL; n=38 FG-3019 < 150 μg/mL; n=37 p=0.025 Percent Overall Survival 0 5 10 15 20 25 30 35 40 45 0 20 40 60 80 100

Critical Need in Locally Advanced Pancreatic Cancer Population

FIBROGEN

- 53,000 new cases per year in U.S.[1]
- ~26,500 (50%) patients have no detectable metastases at presentation
  - ~8,000 (15-20%) classified as resectable[1]
  - ~18,500 (30-35%) with pancreatic cancer that precludes resection[1]
- Differential outcomes and clinical significance of pancreatic resection
  - Non-resectable
    - 50% survive 8-12 months post-diagnosis
    - Few report 5-year survival
    - Similar to metastatic cases
  - Resectable
    - 50% survive 17-27 months post diagnosis
    - ~20% report 5-year survival

[1]U.S. National Cancer Institute Cancer, 2016

27

Randomized Open-Label Phase 1/2 Trial in Pancreatic Cancer Subjects with locally advanced inoperable pancreatic cancer Randomized 2:1 (N=42): chemotherapy vs. chemotherapy+pamrevlumab Treatment duration six months Re-assess for surgery eligibility and surgical outcome Results reported January 2017 at ASCO-GI SOC alone: 1/11 resectable (1R0); 5 disease progression; 4 deaths Pamrevlumab+SOC: 4/12 resected (3 R0, 1 R1); 2 disease progression, 2 deaths ITT N Still on treatment Completed 6-month course of therapy Rescored eligible for resection R0 (no residual disease) R1 (microscopic residual disease) Unresectable (upon exploration) SOC alone (gemcitabine + nab-paclitaxel) 11 0 6 1 1 0 - FG-3019 + SOC 22 10 9 7 3 1 3

Biosynthetic Cornea Program

Major Unmet Need In China and Emerging Markets

FIBROGEN

U.S. (Canada and EU)

- 42,000 transplants/year in U.S.
- Established donor banking system
- Requires long-term corticosteroid use
- 5-year rejection rate of 35%

China (and Other Emerging Markets)

- Cadaver transplants limited
- Lack institutionalized tissue banking
- Approximately 4-5 million patients with corneal blindness
- ~200,000 new cases annually
- ~3,000 corneal implant surgeries/year
- Procedure reimbursed by government



FG-5200 Biosynthetic Cornea

Proprietary Recombinant Human Collagen Type III (RHC III)

30

Published Proof-of-Concept Study with Four-Year Follow Up

FIBROGEN


A

Day 1



2 YEARS



4 YEARS

Recombinant Human Collagen III Corneas Implanted by Deep Anterior Lamellar Keratoplasty (DALK)

Subjects

- Single center, 10 subjects
- Inclusion criteria: patients on wait list for cornea transplant
- Diagnosis: keratoconus - 9; corneal scar - 1

Results

- Good tissue integration: suture removal at 4-7 weeks vs. 4-8 months for human donor tissue
- Local corticosteroid use <7 weeks vs. human donor tissue typically requiring long-term use of immuno-suppressants
- Four-year follow-up:
  - Stable, no long-term steroid immunosuppression, no tissue rejection
  - Transparency maintained
  - Nerve regeneration started at 3-6 months

Favorable Compared to Historical Data on Donor Corneas

- Visual improvement, best corrective visual acuity comparable to allograft
- Higher nerve growth rate than allograft
- Restoration of corneal touch reflex better than allograft (p=0.04)

Fagerholm, etc, Science Translational Medicine, August 2010; Volume 2 Issue 46

Fagerholm, etc, Biomaterials, 2013

Ljunggren MK, Elizondo RA, Edin J, et al..Trans Vis Sci Tech. 2014;3(2):6

31

China Launch First with Global Markets Following Regulatory Strategy Designated Chinese Domestic Class 3 medical device Seek marketing approval in China first Seek CE mark and export from China Program Status Clinical study-enabling evaluation in 2017 with GMP facility-produced cornea Physical chemical testing, biologic evaluations, and preclinical studies Pivotal clinical trial anticipated in 2018 FIBROGENCHINA 珐博进(中国)医药技术开发有限公司 Manufacturing Capability Domestic strategy requires manufacturing preclinical, clinical and commercial material in China by FibroGen Manufacturing facility construction, qualification, and aseptic operation validation completed in 2016

Upcoming Milestones

2017 Milestones Roxadustat in China Anemia associated with CKD in both DD-CKD and NDD-CKD Phase 3 topline data (January 2017) NDA submission Q3 2017 Anemia associated with MDS Phase 2/3 clinical trial application under review by CFDA Roxadustat U.S./ROW Large ongoing global CKD anemia program (NDA submission 2018) Preparing to initiate Phase 3 clinical study in anemia associated with MDS

2017 Milestones (continued) Pamrevlumab Phase 2 placebo-controlled IPF clinical data (Q3 2017) Phase 2 pancreatic cancer study results (YE 2017/Q1 2018) FG-5200 biosynthetic cornea Complete preclinical testing of cornea from GMP facility (2017) Initiate clinical evaluation of novel medical device (2018)

Thank you